LOAN	12 Months Ended
Dec. 31, 2021
LOAN [Abstract]
LOAN
NOTE 12:-	LOAN

Concurrently with the closing of the Connexity Acquisition, on September 1, 2021, the Company entered into a $300,000 senior secured term loan credit agreement (the “Credit Agreement”), among the Company, a wholly-owned Company’s subsidiary, as borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Credit Agreement provides for borrowings in an aggregate principal amount of up to $300,000 (the “Facility”).

The Facility was fully drawn at closing, net of issuance expenses of $11,250, and the proceeds were used by the Company to finance, in part, the Connexity Acquisition.

The Facility is subject to customary borrowing conditions and bears interest at a variable annual rate based on LIBOR or Base Rate plus a fixed margin. The Facility will mature on the seventh anniversary of the closing date and amortizes at a rate of 1.00% per annum payable in equal quarterly installments, with the remaining principal amount due at maturity.

The Facility is mandatorily prepayable with a portion of the net cash proceeds of certain dispositions of assets, a portion of Taboola’s excess cash flow and the proceeds of incurrences of indebtedness not permitted under the Credit Agreement.

The Credit Agreement also contains customary representations, covenants and events of default. Failure to meet the covenants beyond applicable grace periods could result in acceleration of outstanding borrowings and/or termination of the Facility.

As of December 31, 2021, the total future principal payments related to Credit Facilities are as follows:

Amount
Year Ending December 31,
2022 (current maturities)	$3,000
2023	3,000
2024	3,000
2025	3,000
2026	3,000
2027	3,000
2028	281,250
Total	$299,250

The Facility is guaranteed by the Company and all of its wholly-owned material subsidiaries, subject to certain exceptions set forth in the Credit Agreement (collectively, the “Guarantors”). The obligations of the Borrower and the Guarantors are secured by substantially all the assets of the Borrower and the Guarantors including stock of subsidiaries, subject to certain exceptions set forth in the Credit Agreement.